Exhibit 99.3
Execution Copy
AMENDMENT NO. 4
to
LOAN AND SECURITY AGREEMENT
THIS AMENDMENT NO. 4 to LOAN AND SECURITY AGREEMENT (the “Amendment”), dated as of December 14, 2009, between ISI SECURITY GROUP, INC. (the “Borrower”) and THE PRIVATEBANK AND TRUST COMPANY (the “Bank”).
WITNESSETH:
WHEREAS, the Borrower and the Bank are parties to the Loan and Security Agreement dated as of October 3, 2008, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of January 8, 2009, Amendment No. 2 to Loan and Security Agreement, dated as of March 30, 2009 and Amendment No. 3 and Waiver to Loan and Security Agreement, dated as of August 3, 2009 (the “Loan Agreement”) (capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement); and
WHEREAS, the Borrower has requested and the Bank has agreed to the amendments to the Loan Agreement more fully set forth herein; and
WHEREAS, such amendments shall be of benefit, either directly or indirectly, to the Borrower;
NOW THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, the parties hereto agree as follows:
1. Amendments. Upon and after the Amendment Effective Date (as defined below)
(a) The pricing grid set forth in the defined term “Applicable Margin” of Section 1.1 is amended and restated in its entirety as follows:
(i) for Facility A Loans
LIBOR + 4.00% or Prime + 2.00%, as applicable
(ii) for Facility C Loans
LIBOR + 4.50% or Prime + 2.50%, as applicable
(iii) The Letters of Credit issued pursuant Section 2.7 of the Loan Agreement and the Master Letter of Credit Agreement shall be charged an annual Letter of Credit Fee equal to 4.00% of the face amount of the Letter of Credit.
(b) The defined term “EBITDA” in Section 1.1 of the Loan Agreement is amended and restated to read in its entirety as follows:

“EBITDA” shall mean, for any period, the sum for such period of: (i) Consolidated Net Income, plus (ii) Interest Charges, plus (iii) federal and state income taxes and the Texas Margin Tax, plus (iv) depreciation and amortization, plus (v) non-cash management compensation expense, plus (vi) certain one-time charges and expenses of the Borrower permitted by the Senior Lender, in its sole discretion, after written notice from the Borrower, plus (vii) all other non-cash charges.
(c) The defined term “Facility A Loan Commitment” in Section 1.1 of the Loan Agreement is amended and restated to read in its entirety as follows:
“Facility A Loan Commitment” means the commitment of the Bank to Advance Facility A Loans to the Borrower in the aggregate amount of $8,000,000.00 as provided in Section 2.1.
(d) The defined term “Facility A Loan” set forth in Section 1.1 of the Loan Agreement is amended and restated to read in its entirety as follows:
“Facility A Loan” means the $8,000,000.00 secured revolving line of credit with a $5,000,000.00 sublimit to provide standby letters of credit.
(e) The defined term “Facility B Letter of Credit Obligations” set forth in Section 1.1 of the Loan Agreement is amended and restated to read in its entirety as follows:
“Facility B Letter of Credit Obligations” means the Letter of Credit Obligations in the maximum amount of $0.00 incurred by the Borrower under the Facility B Loan Commitment.”
(e) The defined term “Facility B Loan Commitment” in Section 1.1 of the Loan Agreement is amended and restated to read in its entirety as follows:
“Facility B Loan Commitment” means the commitment of the Bank to Advance Facility B Loans to the Borrower in the aggregate amount of $0.00 as provided in Section 2.2.
(f) Section 2.3(c) of the Loan Agreement is amended by the insertion of a new first sentence of such subsection that shall read in its entirety as follows:
The outstanding principal balance of the Facility C Loan shall be repaid in installments as set forth below on the last day of March, June, September and December, together with an additional amount representing accrued and unpaid interest on the principal amount of the Facility C Loan outstanding on the applicable payment date, with a final payment of all outstanding principal and accrued interest due on the Facility C Loan Scheduled Maturity Date. Principal payments on the Facility C Loan shall be made in the following amounts and at the following times:
(i) $0 on December 31, 2009,
(ii) $166,666.67 on each of the fiscal quarters of the Borrower ending March 31, 2010, June 30, 2010, and September 30, 2010, and
(iii) $500,000.00 on December 31, 2010 and on the last day of each fiscal quarter of the Borrower thereafter.

(g) Section 10.1 of the Loan Agreement is restated and amended in its entirety as follows:
Senior Debt to EBITDA. As of the end of each of its fiscal quarters, the Borrower and its Subsidiaries shall maintain a ratio of consolidated Senior Debt to consolidated trailing twelve (12) month EBITDA of not greater than
(a) 2.00 to 1.00 for the fiscal quarters ending December 31, 2009 and March 31, 2010,
(b) 2.70 to 1.00 for the fiscal quarter ending June 30, 2010, and
(c) 2.00 to 1.00 for the fiscal quarter ending September 30, 2010 and for each of the fiscal quarters ending thereafter.
(h) Section 10.2 of the Loan Agreement is restated and amended in its entirety as follows:
Total Debt to EBITDA. As of the end of each of its fiscal quarters, the Borrower and its Subsidiaries shall maintain a ratio of consolidated Total Debt plus an amount equal to undrawn Letters of Credit under the Facility A Loan Commitment and any undrawn Letters of Credit under the Facility B Loan Commitment to consolidated trailing twelve (12) month EBITDA of not greater than
(a) 4.25 to 1.00 for the fiscal quarter ending December 31, 2009,
(b) 5.25 to 1.00 for the fiscal quarter ending March 31, 2010,
(c) 7.50 to 1.00 for the fiscal quarter ending June 30, 2010,
(d) 3.50 to 1.00 for the fiscal quarter ending September 30, 2010, and for each of the fiscal quarters ending thereafter.
(i) Section 10.3 of the Loan Agreement is restated and amended in its entirety to read as follows:
Fixed Charge Coverage.
(a) While a Payment Blockage Period is not in effect under any of the Subordination Agreements provided under Section 3.1(i) of the Loan Agreement, as of the end of each of its fiscal quarters, the Borrower and its Subsidiaries shall maintain a ratio of (i) for the applicable reporting period EBITDA minus the sum of all income taxes paid in cash by the Borrower and its Subsidiaries and all Capital Expenditures which are not financed with Funded Debt, to (ii) the sum for such reporting period of (1) cash Interest Charges paid plus (2) required payments of principal of Total Debt (including the Facility C Loans, but excluding the Facility A Loans and Facility B Loans), of not less than 1.00 to 1.00 for the fiscal quarter ending March 31, 2010 and 1.10 to 1.00 for each fiscal quarter ending June 30, 2010 and thereafter. For fiscal quarters commencing with the fiscal quarter ending December 31, 2009 through the fiscal quarter ending June 30, 2010, the Fixed Charge Coverage Ratio shall be based on cumulative reporting beginning October 1, 2009 for such periods, and for the fiscal quarters ending September 30, 2010 and thereafter, the Fixed Charge Coverage Ratio shall be measured on a trailing twelve (12) month basis.
(b) Until January 1, 2010 or otherwise while a Payment Blockage Period is in effect under any of the Subordination Agreements provided under Section 3.1(i) of the Loan Agreement, as of the end of each of its fiscal quarters, the Borrower and its Subsidiaries shall maintain a ratio of (i) for the applicable reporting period EBITDA minus the sum of all income taxes paid in cash by the Borrower and its Subsidiaries and all Capital Expenditures which are not financed with Funded Debt, to (ii) the sum for such reporting period of (1) cash Interest Charges paid plus (2) required payments of principal of Total Debt (including the Facility C Loans, but excluding the Facility A Loans and Facility B Loans), provided, however, that cash Interest Charges and principal paid by Argyle on behalf of the Borrower on Senior Debt and Subordinated Debt shall be deducted from the sum of cash Interest Charges and principal payments on Total Debt of not less than 1.00 to 1.00 for the fiscal quarter ending December 31, 2009, of not less than 1.00 to 1.00 for the fiscal quarter ending March 31, 2010 and 1.10 to 1.00 for each fiscal quarter ending June 30, 2010 and thereafter. For each of the fiscal quarters commencing with the fiscal quarter ending December 31, 2009, through the fiscal quarter ending June 30, 2010, the Fixed Charge Coverage Ratio shall be based on cumulative reporting beginning October 1, 2009, for such periods, and for each of the fiscal quarters ending September 30, 2010 and thereafter, the Fixed Charge Coverage Ratio shall be measured on a trailing twelve (12) month basis.
(j) Section 10.5 of the Loan Agreement is restated and amended to read in its entirety as follows:
Maximum Capital Expenditures. The Borrower and its Subsidiaries on a consolidated basis shall not make Capital Expenditures in excess of $250,000 per fiscal quarter.
(k) Section 13.17 is restated and amended in its entirety to read as follows:
Section 13.17. Notices. Except as otherwise provided herein, the Borrower waives all notices and demands in connection with the enforcement of the Bank’s rights hereunder. All notices, requests, demands and other communications provided for hereunder shall be in writing and addressed as follows:

To the Borrower:	ISI Security Group, Inc.
12903 Delivery Drive
San Antonio, Texas 78247
Attention: Sam Youngblood

With a copy to:	Argyle Security, Inc.
40 West 37th Street
New York, NY 10018
Attention: Matthew A. Kepke, Esq.

With additional copies to:	Loeb & Loeb LLP
345 Park Avenue
New York, NY 10154
Attention: Giovanni Caruso, Esq.

Porter & Hedges LLP
1000 Main Street, 36th Floor
Houston, Texas 77002
Attention: Chris Ferazzi, Esq.

To the Bank:	The PrivateBank and Trust Company
120 South LaSalle Street
Chicago, Illinois 60603
Attention: Commercial Lending Division
(l) On the Amendment Effective Date, Argyle Security, Inc. (the “Parent”) shall make a cash contribution of capital to the Borrower no less than $8,000,000.00. The capital contribution shall be in a form acceptable to the Bank. On the Amendment Effective Date, the Borrower shall pay down from the proceeds of the capital contribution (a) the outstanding balance of the Facility C Loan by $3,000,000.00, and (b) the outstanding balance of Note A under, and as defined in, that certain Note and Warrant Purchase Agreement, dated as of October 22, 2004 (as amended) (the “Purchase Agreement”), between the Borrower and William Blair Mezzanine Capital Fund III, L.P. (“Blair Mezz”) by $5,000,000.00.
(m) The Bank consents to the modifications to the Guaranteed Convertible Promissory Notes dated January 1, 2008 by ISI Detention Contracting Group, Inc., a California corporation (“ISI Detention”), currently held by each of Michael Peterson and Leonard Peterson, each in the original principal amount of $1.5 million (collectively and as amended or modified, the “PDI Seller Notes”) consistent with the terms set forth the commitment letter dated November 23, 2009 between ISI Detention and the holders of the PDI Seller Notes. No such modification shall constitute an Event of Default.
(n) Effective January 1, 2010, the Borrower and its Subsidiaries, as appropriate, may make principal and interest payments to the holders of the PDI Seller Notes and the holders of that certain $3,515,000 Subordinated Promissory Note dated, January 31, 2008 by ISI Controls, Ltd. payable to the order of Jeffery E. Corcoran and Janell D. Corcoran (the “Corcoran Note”). The Borrower shall not pay or accrue any principal and interest payments on the PDI Seller Notes or the Corcoran Note that became due and payable on or before December 31, 2009 (other than accruals made by the Borrower for principal and interest payments made on the PDI Seller Notes or the Corcoran Note by the Parent) or result from the termination of the Payment Blockage Period under the Subordination Agreement between the Bank, ISI Controls, Ltd. and Jeffery E. Corcoran and Janell D. Corcoran, dated October 3, 2008 and Subordination Agreement between the Bank, ISI Detention Contracting Group, Inc. and Peterson Detention, Inc., dated October 3, 2008.
(o) The Bank consents to the Borrower entering into an amendment to the Purchase Agreement consistent with the terms set forth in the commitment letter dated November 23, 2009 between Borrower and Blair Mezz, which includes, among other provisions, the Bank’s consent to the Borrower’s $5,000,000.00 prepayment on Note A under the Purchase Agreement, and issuance of the New Note (as defined in such commitment letter). No such modification shall constitute an Event of Default.
(p) The availability under the Facility A Commitment shall be reduced by an amount equal to the face amount of the Letter of Credit No. 291528601 in the stated amount of $500,000.00, that names SureTec Insurance Company as beneficiary plus any accrued and unpaid interest arising under the Facility B Commitment as of the date of this Amendment. On and after the Amendment Effective Date, such Letter of Credit is a Facility A Letter of Credit Obligation.
2. Reaffirmation of Waiver. The Bank reaffirms its waivers of Events of Default arising under the Loan Agreement set forth in the letter dated November 23, 2009 from the Borrower to the Bank with respect to (i) Borrower’s non-compliance with the financial covenant set out in Section 10.2 of the Loan Agreement for the period ended September 30, 2009, (ii) the Event of Default under Section 11.5 of the Loan Agreement arising from Borrower’s violations of the financial covenant under Section 4.7(c)(ii) the Purchase Agreement for the period ended September 30, 2009 and (iii) Borrower’s non-compliance with Section 9.9 of the Loan Agreement arising from Borrower’s cancelation of accounts receivable identified as “Ludvik” in the amount of $423,981.45 of the Loan Agreement for the period ending September 30, 2009. This waiver is effective only for the specific instances provided for under this Amendment.
3. Representations and Warranties. In order to induce the Bank to agree to the amendments and waivers to the Loan Agreement described in Sections 1 and 2 of this Amendment, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:
(a) No Event of Default will exist immediately after giving effect to the amendments contained herein;
(b) Each of the representations and warranties set forth in Section 7 of the Loan Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date, except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Loan Agreement shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment;
(c) The Borrower is a duly organized, validly existing Delaware corporation and has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment, and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment;
(d) No consent of any other Person or filing or action by any governmental authorities, is required to authorize the execution, delivery and performance of this Amendment;

(e) This Amendment has been duly executed by a duly authorized signatory on behalf of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (i) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity; and
(f) The execution and delivery and performance of the agreements in this Amendment will not violate any law, statute or regulation applicable to the Borrower or any order or decree of any governmental authorities, or conflict with or result in the breach or any contractual obligation of the Borrower.
4. Conditions Precedent to Effectiveness of the Amendment. This Amendment is subject to the satisfaction of (or waiver by the Bank in its sole discretion) the following conditions precedent:
(a) The Borrower shall have paid to the Bank an amendment fee of $85,500.00;
(b) The Borrower shall have executed and delivered to the Bank an Amended and Restated Facility A Loan Note in the form of the attached Exhibit A;
(c) Argyle Security, Inc. shall have entered into Amendment No. 1 to Unconditional Continuing Guaranty in the form of the attached Exhibit B;
(c) The Guarantors shall have executed and delivered to the Bank a Reaffirmation of Guaranty Agreement in the form attached to this Amendment;
(d) Argyle Security, Inc. shall have entered into a Pledge Agreement in the form of the attached Exhibit C, pertaining to shares of common stock in Borrower and shall provide the original stock certificates subject thereto and stock powers therefor;
(e) The Borrower shall have paid all amounts and shall have taken all actions requested by the Bank to terminate and unwind at least $5,000,000.00 of the interest rate Hedging Agreement entered into pursuant to that certain ISDA Master Agreement dated October 6, 2008 between the Bank and the Borrower;
(f) Argyle Security, Inc. shall have made the capital contribution to the Borrower and the Borrower shall have applied the proceeds of such capital contribution in accordance with Section 1(k) of this Amendment;
(g) The Borrower shall have paid the expenses described in Section 6 of this Amendment; and
(h) The Borrower shall have executed and delivered such other documents and instruments that the Bank may reasonably request to effect the purposes of this Amendment.

5. Effectiveness. The amendments and waivers to the Loan Agreement contained in Sections 1 and 2 of this Amendment shall become effective as of the date first referenced above after the Bank shall have received this Amendment, executed and delivered by the Borrower and the Bank and all of the conditions precedent have been satisfied (the “Amendment Effective Date”).
6. Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses, including filing and recording fees, incurred by the Bank in connection with the preparation, execution and delivery of this Amendment, and any other documents or instruments which may be delivered in connection herewith, including without limitation, the reasonable fees and expenses of Davis Graham & Stubbs LLP, counsel for the Bank.
7. Counterparts. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. Faxed or emailed signatures of this Agreement shall be binding on the parties. Each party shall promptly send to the other party signed originals of faxed or emailed signatures to this Agreement.
8. Ratification. The Loan Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified. Except as amended or waived hereby, all terms and conditions of the Loan Agreement remain the same.
9. Release. In consideration of the amendments provided herein, the Borrower releases and discharges the Bank, and its directors, officers, employees, agents, successors and assigns from all claims and causes of action of any nature whatsoever, which the Borrower, its successors and assigns ever had or have as of the date hereof against the Bank that arise, directly or indirectly, out of or are related to the Loan Agreement. The Borrower acknowledges that the Obligations arising under the Loan Agreement are not subject to any such counterclaim, offset, defense or rights of recoupment against the Bank.
10. Governing Law. The rights and duties of the Borrower and the Bank under this Amendment shall be governed by the law of the State of Illinois.
11. Reference to Loan Agreement. From and after the Amendment Effective Date, each reference in the Loan Agreement to “this Loan Agreement”, “hereof”, “hereunder” or words of like import, and all references to the Loan Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Loan Agreement as modified and amended by this Amendment.
[Signatures Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized officers as of the date first written above.
ISI SECURITY GROUP, INC.

By:	/s/ Donald F. Neville
Donald F. Neville
Chief Financial Officer

THE PRIVATEBANK AND TRUST COMPANY

By:	/s/ Nate Palmer
Nate Palmer
Associate Managing Director

REAFFIRMATION OF GUARANTY AGREEMENT
The undersigned (a) acknowledges receipt of a copy of (i) Amendment No. 4 to Loan and Security Agreement, dated December 14, 2009, between ISI Security Group, Inc. and The PrivateBank and Trust Company, (b) consents to such amendments and waivers and all prior amendments and each of the transactions referenced therein, and (c) hereby reaffirms its obligations under its Unconditional Continuing Guaranty, dated as of October 3, 2008 in favor of The PrivateBank and Trust Company.
Dated as of December 14, 2009
DETENTION CONTRACTING GROUP, LTD.,
a Texas limited partnership

By:	ISI DETENTION CONTRACTING GROUP, INC., a Texas corporation, its general partner

By:	/s/ Donald F. Neville

	Name:	Donald F. Neville
	Title:	CFO

ISI DETENTION CONTRACTING GROUP, INC., a Texas corporation

By:	/s/ Donald F. Neville

	Name:	Donald F. Neville
	Title:	CFO

ISI DETENTION CONTRACTING GROUP, INC., a California corporation

By:	/s/ Donald F. Neville

	Name:	Donald F. Neville
	Title:	CFO

ISI DETENTION CONTRACTING GROUP, INC., a New Mexico corporation

By:	/s/ Donald F. Neville

	Name:	Donald F. Neville
	Title:	CFO

ISI DETENTION SYSTEMS, INC.,
a Texas corporation

By:	/s/ Donald F. Neville

	Name:	Donald F. Neville
	Title:	CFO

ISI SYSTEMS, LTD., a Texas limited partnership

By:	ISI DETENTION SYSTEMS, INC., a Texas corporation, its general partner

By:	/s/ Donald F. Neville

	Name:	Donald F. Neville
	Title:	CFO

METROPLEX CONTROL SYSTEMS, INC., a Texas corporation, (f/k/a ISI Metroplex Controls, Inc.)

By:	/s/ Donald F. Neville

	Name:	Donald F. Neville
	Title:	CFO

ISI CONTROLS, LTD., a Texas limited partnership

By:	METROPLEX CONTROL SYSTEMS, INC., a Texas corporation, its general partner

By:	/s/ Donald F. Neville

	Name:	Donald F. Neville
	Title:	CFO

METROPLEX COMMERCIAL FIRE AND SECURITY ALARMS, INC., a Texas corporation

By:	/s/ Donald F. Neville

	Name:	Donald F. Neville
	Title:	CFO

MCFSA, LTD., a Texas limited partnership

By:	METROPLEX COMMERCIAL FIRE AND SECURITY ALARMS, INC., a Texas corporation, its general partner

By:	/s/ Donald F. Neville

	Name:	Donald F. Neville
	Title:	CFO

COM-TEC SECURITY, LLC,
a Wisconsin limited partnership

By:	/s/ Donald F. Neville

	Name:	Donald F. Neville
	Title:	CFO

COM-TEC CALIFORNIA LIMITED PARTNERSHIP, a Wisconsin limited partnership

By:	/s/ Donald F. Neville

	Name:	Donald F. Neville
	Title:	CFO

REAFFIRMATION OF GUARANTY AGREEMENT
The undersigned (a) acknowledges receipt of a copy of (i) Amendment No. 4 to Loan and Security Agreement, dated December 14, 2009, between ISI Security Group, Inc. and The PrivateBank and Trust Company, (b) consents to such amendments and waivers and all prior amendments and each of the transactions referenced therein, and (c) hereby reaffirms its obligations under its Unconditional Continuing Guaranty, dated as of January 8, 2009 in favor of The PrivateBank and Trust Company.
Dated as of December 14, 2009
ARGYLE SECURITY, INC., a Delaware corporation

By:	/s/ Donald F. Neville

	Name:	Donald F. Neville
	Title:	CFO

Execution Copy
Exhibit A
AMENDED AND RESTATED
FACILITY A LOAN NOTE

No. _____
$8,000,000.00	Date: as of December 14, 2009
Chicago, Illinois	Due Date: October 3, 2011
This Note (the “Amended Facility A Loan Note”) is given in replacement of but not extinguishing the indebtedness evidenced by that Facility A Loan Note dated October 3, 2008, executed by ISI Security Group, Inc. in the original principal amount of $10,000,000.00.
FOR VALUE RECEIVED, ISI SECURITY GROUP, INC., a Delaware corporation, (f/k/a ISI DETENTION CONTRACTING GROUP, INC.) (the “Borrower”), whose address is 12903 Delivery Drive, San Antonio, Texas 78247, promises to pay to the order of THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (hereinafter, together with any holder hereof, the “Bank”), whose address is 120 S. LaSalle Street, Chicago, Illinois 60603, on or before October 3, 2011 (the “Facility A Scheduled Maturity Date”), the lesser of (i) eight million and 00/100 dollars ($8,000,000.00), or (ii) the aggregate principal amount of the Facility A Loan outstanding under and pursuant to that certain Loan and Security Agreement dated as of the date hereof, executed by and between the Borrower and the Bank, as amended from time to time (as amended, supplemented or modified from time to time, the “Loan Agreement”), and made available by the Bank to the Borrower at the maturity or maturities and in the amount or amounts stated on the records of the Bank, together with interest (computed on the actual number of days elapsed on the basis of a 360 day year) on the aggregate principal amount of the Facility A Loan outstanding from time to time as provided in the Loan Agreement. Capitalized words and phrases not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement.
This Amended Facility A Loan Note evidences the Facility A Loan, Letters of Credit and other indebtedness incurred by the Borrower under and pursuant to the Loan Agreement, to which reference is hereby made for a statement of the terms and conditions under which the Facility A Scheduled Maturity Date or any payment hereon may be accelerated. The holder of this Amended Facility A Loan Note is entitled to all of the benefits and security provided for in the Loan Agreement. The Facility A Loan shall be repaid by the Borrower on the Facility A Scheduled Maturity Date, unless payable sooner pursuant to the provisions of the Loan Agreement.
Principal and interest shall be paid to the Bank at its address set forth above, or at such other place as the holder of this Amended Facility A Loan Note shall designate in writing to the Borrower. The Facility A Loan made, and all Letters of Credit issued by the Bank, and all payments on account of the principal and interest thereof shall be recorded on the books and records of the Bank and the principal balance as shown on such books and records, or any copy thereof certified by an officer of the Bank, shall be rebuttably presumptive evidence of the principal amount owing hereunder.

Except for such notices as may be required under the terms of the Loan Agreement, the Borrower waives presentment, demand, notice, protest, and all other demands, or notices, in connection with the delivery, acceptance, performance, default, or enforcement of this Amended Facility A Loan Note, and assents to any extension or postponement of the time of payment or any other indulgence.
The Facility A Loan and the Letters of Credit evidenced hereby have been made and/or issued and this Amended Facility A Loan Note has been delivered at the Bank’s main office set forth above. This Amended Facility A Loan Note shall be governed and construed in accordance with the laws of the State of Illinois, in which state it shall be performed, and shall be binding upon the Borrower, and its legal representatives, successors, and assigns. Wherever possible, each provision of the Loan Agreement and this Amended Facility A Loan Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Loan Agreement or this Amended Facility A Loan Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of the Loan Agreement or this Amended Facility A Loan Note. The term “Borrower” as used herein shall mean all parties signing this Amended Facility A Loan Note, and each one of them, and all such parties, their respective successors and assigns, shall be jointly and severally obligated hereunder.
This Note reduces, but does not extinguish the indebtedness evidenced by that promissory note dated October 3, 2008, as amended, executed by ISI SECURITY GROUP, INC., in the original principal amount of $10,000,000.00. This Amended Facility A Loan Note is a modification only and not a novation. All interest evidenced by the note being replaced by this instrument shall continue to be due and payable until paid.
[Signature page follows]

A-2

IN WITNESS WHEREOF, the undersigned Borrower has executed this Amended and Restated Facility A Loan Note as of the date set forth above.
ISI SECURITY GROUP, INC.,
a Delaware Corporation

By:

	Name:	Donald F. Neville
	Title:	Chief Financial Officer

A-3

Execution Copy
Exhibit B
AMENDMENT NO. 1
to
UNCONDITIONAL CONTINUING GUARANTY
THIS AMENDMENT NO. 1 TO UNCONDITIONAL CONTINUING GUARANTY (the “Amendment”), dated as of December 14, 2009 (the “Amendment Effective Date”), is entered into by ARGYLE SECURITY, INC., a Delaware corporation (“Guarantor”), and THE PRIVATEBANK AND TRUST COMPANY, an Illinois state bank (the “Bank”).
WITNESSETH:
A. The Bank and ISI Security Group, Inc. (the “Borrower”), entered into that certain Loan and Security Agreement dated as of October 3, 2008, (as amended, supplemented or modified from time to time, the “Loan Agreement”); and.
B. In connection with the Loan Agreement, that certain Facility A Loan Note dated as of October 3, 2008 in the maximum original principal amount of TEN MILLION and 00/100 Dollars ($10,000,000.00), that certain Facility B Loan Note dated as of October 3, 2008 in the maximum original principal amount of FIVE MILLION and 00/100 Dollars ($5,000,000.00) and that certain Facility C Loan Note dated as of October 3, 2008 in the maximum original principal amount of TEN MILLION and 00/100 Dollars ($10,000,000.00), were each executed by the Borrower and made payable to the order of the Bank (together with any and all notes issued in extension, renewal or modification thereof or substitution or replacement therefor, collectively the “Notes”); and
C. The Borrower has requested and the Bank has agreed to the amendments to the Loan Agreement more fully set forth in Amendment No. 4 to Loan and Security Agreement dated the Amendment Effective Date (the “Amendments”); and
D. To further support the Borrower’s obligations under the Loan Agreement, Guarantor executed and delivered to the Bank that certain Unconditional Continuing Guaranty, dated as of January 8, 2009 (the “Guaranty”); and
E. As a condition to the Bank’s entering into the Amendments, the Bank requires that the Guarantor enter into this Amendment for the benefit of the Bank.
NOW THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, the parties hereto agree as follows:
1. Amendments. Upon and after the Amendment Effective Date Section 23 of the Guaranty is amended and restated to read in its entirety as follows:
“Section 23. TERMINATION OF GUARANTY AGREEMENT.

This Guaranty will terminate upon payment in full and performance of all Obligations under the Loan Agreement.”
2. Effectiveness. The amendment to the Guaranty contained in Section 1 hereof shall become effective as of the Amendment Effective Date after the Bank shall have received the following:
(a) this Amendment, executed and delivered by the Guarantor;
(b) Amendment No. 4 to Loan and Security Agreement, in the form of Exhibit A to this Amendment, executed and delivered by Borrower and the Bank; and
(c) such other documents or agreements as the Bank may reasonably request.
3. Representations and Warranties. In order to induce the Bank to agree to this Amendment, the Guarantor makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:
(a) no consent of any other Person or filing or action by any governmental authorities, is required to authorize the execution, delivery and performance of this Amendment;
(b) this Amendment has been duly executed by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (i) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity; and
(c) the execution and delivery and performance of the agreements in this Amendment will not violate any law, statute or regulation applicable to the Guarantor or any order or decree of any governmental authorities, or conflict with or result in the breach or any contractual obligation of the Guarantor.
4. Counterparts. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.
5. Governing Law. The rights and duties of the Guarantor and the Bank under this Amendment shall be governed by the law of the State of Illinois.
6. Ratification. The Guaranty, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified. Except to the extent amended hereby, all terms and conditions of the Guaranty remain the same. All references to the Guaranty shall mean the Guaranty as amended by this Amendment.
7. Reference to Guaranty. From and after the Amendment Effective Date, each reference in the Guaranty to “this Guaranty”, “hereof”, “hereunder” or words of like import, and all references

B-2

to the Guaranty in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Guaranty as modified and amended by this Amendment.
IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized representatives as of the date first written above.

ARGYLE SECURITY, INC.		THE PRIVATEBANK AND TRUST COMPANY

By:		By:
	Donald F. Neville		Nate Palmer
	Chief Financial Officer		Associate Managing Director

B-3

Exhibit C
PLEDGE AGREEMENT
This PLEDGE AGREEMENT dated as of December 14, 2009 (the “Pledge Agreement”) is executed by ARGYLE SECURITY, INC. (the “Pledgor”), whose address is 12903 Delivery Drive, San Antonio, Texas 78247, to and for the benefit of THE PRIVATEBANK & TRUST COMPANY, an Illinois state bank (the “Bank”), whose address is 120 South La Salle Street, Chicago, Illinois 60603.
R E C I T A L S:
A. The Bank and ISI Security Group, Inc. (the “Borrower”), entered into that certain Loan and Security Agreement dated as of October 3, 2008, (as amended, supplemented or modified from time to time, the “Loan Agreement”); and.
B In connection with the Loan Agreement, that certain Facility A Loan Note dated as of October 3, 2008 in the maximum original principal amount of TEN MILLION and 00/100 Dollars ($10,000,000.00), the Facility B Loan Note dated as of October 3, 2008 in the maximum original principal amount of FIVE MILLION and 00/100 Dollars ($5,000,000.00) and the Facility C Loan Note dated as of October 3, 2008 in the maximum original principal amount of TEN MILLION and 00/100 Dollars ($10,000,000.00), were each executed by the Borrower and made payable to the order of the Bank, (together with any and all notes issued in extension, renewal or modification thereof or substitution or replacement therefor, collectively the “Notes”); and
C. The Pledgor is the sole owner of all of the issued and outstanding capital stock of the Borrower;
D. The Borrower has requested amendments to the Loan Agreement more fully set forth in Amendment No. 4 to Loan and Security Agreement, dated as of even date herewith (the “Amendments”);
E. Such amendments shall be of benefit, either directly or indirectly, to the Bank, the Pledgor and the Borrower; and
F. As a condition to the Bank’s entering into the Amendments, the Bank requires that the Pledgor enter into this Pledge Agreement for the benefit of the Bank.
NOW, THEREFORE, for and in consideration of the foregoing premises, which are hereby incorporated herein as true, and the mutual promises and agreements contained herein, the Pledgor and the Bank hereby agree as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement. The term “UCC” means the Uniform Commercial Code as in effect in the State of Illinois. The terms “Adverse Claim”, “Control”, “Entitlement Order”, “Financial Asset”, “Securities Account”, “Securities Entitlement”, “Securities Intermediary” and “Security” have the meanings given them in Article 8 of the UCC.
2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due of the Secured Obligations (as defined in Section 3 hereof), Pledgor hereby pledges and assigns and grants to the Bank, a continuing security interest in any and all right, title and interest of Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Pledged Collateral”):
(a) Pledged Collateral. 100% of the issued and outstanding shares, partnership interests, membership interests, securities, and all other equity interests of Pledgor in the Borrower, including, without limitation, those set forth on Exhibit A attached hereto;
(b) Distributions. All shares, securities, membership interests or other equity interests representing a dividend on any of the Pledged Collateral, or representing a distribution or return of capital upon or in respect of the Pledged Collateral, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Collateral; and in the event of any consolidation or merger involving the issuer of any Pledged Collateral and in which such issuer is not the surviving entity, all shares of each class of the capital stock of the successor entity formed by or resulting from such consolidation or merger; and
(c) Proceeds. All Proceeds and Products of the foregoing, however and whenever acquired and in whatever form.
Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that Pledgor may from time to time hereafter pledge and deliver additional shares of stock or other interests to the Bank as collateral security for the Secured Obligations. Upon such pledge and delivery to the Bank, such additional shares of stock or other interests shall be deemed to be part of the Pledged Collateral of Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Exhibit A is amended to refer to such additional shares.
3. Security for Secured Obligations. The security interest created hereby in the Pledged Collateral of Pledgor constitutes continuing collateral security for all of the following, whether now existing or hereafter incurred (the “Secured Obligations”): (a) all of the Obligations, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several; (b) the obligations of the Pledgor contained in this Pledge Agreement; and (c) all expenses and charges, legal and otherwise, reasonably incurred by the Bank in collecting or enforcing any Obligations or Secured Obligations or in realizing on or protecting any security therefor, including without limitation the security granted hereunder.

4. Delivery of the Pledged Collateral; Perfection of Security Interest. Pledgor hereby agrees that:
(a) Delivery of Certificates. Pledgor shall deliver to the Bank (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Collateral of Pledgor and (ii) promptly upon the receipt thereof by or on behalf of Pledgor, all other certificates and instruments constituting Pledged Collateral of Pledgor. Prior to delivery to the Bank, all such certificates and instruments constituting Pledged Collateral of Pledgor shall be held in trust by Pledgor for the benefit of the Bank pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit B attached hereto.
(b) Additional Securities. If Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) certificate, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares or membership or equity interests, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities or other equity interests in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of the Bank, shall segregate it from Pledgor’s other property and shall deliver it forthwith to the Bank in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Exhibit B, to be held by the Bank as Pledged Collateral and as further collateral security for the Secured Obligations.
(c) Financing Statements. Pledgor authorizes the Bank to prepare and file such UCC or other applicable financing statements as may be reasonably deemed necessary or desirable by the Bank in order to perfect and protect the security interest created hereby in the Pledged Collateral of Pledgor.
(d) Provisions Relating to Securities Entitlements and Securities Accounts. With respect to any Pledged Collateral consisting of a Securities Entitlement or held in a Securities Account, (a) the Pledgor and the applicable Securities Intermediary shall enter into an agreement with the Bank granting Control to the Bank over such Pledged Collateral, such agreement to be in form and substance reasonably satisfactory to the Bank and (b) the Bank shall be entitled, upon the occurrence and during the continuance of a Default or an Event of Default, to notify the applicable Securities Intermediary that it should follow the Entitlement Orders of the Bank and no longer follow the Entitlement Orders of Pledgor. Upon receipt by Pledgor of notice from a Securities Intermediary of its intent to terminate the Securities Account of Pledgor held by such Securities Intermediary, prior to the termination of such Securities Account the Pledged Collateral in such Securities Account shall be (i) transferred to a new Securities Account which is subject to a control agreement as provided above or (ii) transferred to an account held by the Bank (in which it will be held until a new Securities Account is established).
5. Representations and Warranties. Pledgor hereby represents and warrants to the Bank, for the benefit of the Bank, that until all of the Secured Obligations have been satisfied in full:
(a) Authorization of Pledged Collateral. The Pledged Collateral is duly authorized and validly issued, is fully paid and nonassessable and is not subject to the preemptive rights of any Person. All other shares of capital stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable and not subject to the preemptive rights of any Person.
(b) Capital Stock of Borrower. The Pledged Collateral represents 100% of the issued and outstanding Capital Securities of the Borrower.
(c) Title. Pledgor has good and indefeasible title to the Pledged Collateral and hereby covenants to at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens. There exists no Adverse Claim with respect to the Pledged Collateral.
(d) Exercising of Rights. The exercise by the Bank of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting Pledgor or any of its property, provided that the Bank obtains all necessary Governmental Approvals pursuant to Section 10(e) hereof.
(e) Pledgor’s Authority. No authorization, approval or action by, and no notice or filing with any Governmental Authority, the issuer of any Pledged Collateral or third party is required either (i) for the pledge made by Pledgor or for the granting of the security interest by Pledgor pursuant to this Pledge Agreement or (ii) for the exercise by the Bank of its rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).
(f) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Bank for the benefit of the Bank in the Pledged Collateral. The taking possession by the Bank of the certificates (if any) representing the Pledged Collateral and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority (subject to Permitted Liens) of the Bank’s security interest in all certificated Pledged Collateral and such certificates and instruments. Pledgor is a “registered organization”, as that term is defined in Article 9 of the UCC, and its name on its signature line hereto is its exact legal name as registered in the state of its organization. Upon the filing of UCC financing statements in the appropriate filing office in the location of Pledgor’s State of organization, the Bank shall have a perfected first priority (subject to Permitted Liens) security interest in all uncertificated Pledged Collateral consisting of partnership or limited liability company interests that do not constitute a Security pursuant to Section 8-103(c) of the UCC. With respect to any Pledged Collateral consisting of a Securities Entitlement or held in a Securities Account, upon execution and delivery by the Pledgor, the applicable Securities Intermediary and the Bank of an agreement granting Control to the Bank over such Pledged Collateral, the Bank shall have a perfected first priority (subject to Permitted Liens) security interest in such Pledged Collateral. Except as set forth in this Section, no action is necessary to perfect or otherwise protect such security interest.
(g) No Other Capital Securities. Except as set forth on Exhibit A attached hereto, Pledgor does not own any Capital Securities of Borrower. Exhibit A, hereto, as revised or updated from time to time after the date hereof by the Pledgor, as it pertains to Pledgor, includes all Foreign Subsidiaries directly owned by Pledgor, and does not include any Person not directly owned by Pledgor.
6. Covenants. Pledgor hereby covenants that until all of the Obligations have been performed and paid in full, Pledgor shall:
(a) Defense of Title. Use commercially reasonable efforts to warrant and defend title to and ownership of the Pledged Collateral at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral or any interest therein, except as permitted under the Loan Agreement and the other Loan Documents.
(b) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary or reasonably desirable or that the Bank may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral (including, without limitation, the authentication and filing of UCC financing statements and any and all action reasonably necessary to satisfy the Bank that the Bank has obtained a first priority perfected security interest in all Pledged Collateral); (ii) enable the Bank to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Bank, delivering to the Bank irrevocable proxies in respect of the Pledged Collateral.
(c) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral other than pursuant hereto or as may be permitted under the Loan Agreement.
(d) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral.

7. Performance of Obligations; Advances by Bank. Upon the occurrence and during the continuance of an Event of Default, on failure of Pledgor to perform any of the covenants and agreements contained herein, the Bank may, at its sole option and in its reasonable discretion, perform or cause to be performed the same and in so doing may expend such sums as the Bank may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any taxes with respect to the Pledged Collateral, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Bank may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgor promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Bank on behalf of Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgor of any default under the terms of this Pledge Agreement, the other Loan Documents or any Hedging Agreement between any Obligor and the Bank or affiliate of the Bank. The Bank may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.
8. Events of Default. The occurrence of an event which under the Loan Agreement would constitute an Event of Default shall be an event of default hereunder (an “Event of Default”).
9. Remedies.
(a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Bank shall have, in respect of the Pledged Collateral, in addition to the rights and remedies provided herein, in the Loan Documents, in any Hedging Agreement between any Obligor and the Bank or by law, the rights and remedies of a secured party under the UCC or any other applicable law.
(b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Bank may, in its reasonable discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the Bank may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, the Bank may in such event, bid for the purchase of such securities. Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to Pledgor, in accordance with the notice provisions of the Loan Agreement at least 10 days before the time of such sale. The Bank shall not be obligated to make any sale of Pledged Collateral of Pledgor regardless of notice of sale having been given. The Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
(c) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgor recognizes that the Bank may deem it impracticable to effect a public sale of all or any part of the Pledged Collateral and that the Bank may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers that have agreed, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Bank shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act of 1933. Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act of 1933, and the Bank may, in such event, bid for the purchase of such Pledged Collateral.
(d) Retention of Pledged Collateral. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Bank may, after providing the notices required by Section 9-621 of the UCC (or any successor sections of the UCC) or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Pledged Collateral in full or partial satisfaction of the Secured Obligations. Unless and until the Bank shall have provided such notices, however, the Bank shall not be deemed to have retained any Pledged Collateral in satisfaction of any Secured Obligations for any reason.
(e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Bank is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the reasonable fees of any attorneys employed by the Bank to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Pledgor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

(f) Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by Pledgor), or by a guarantee, endorsement or property of any other Person, then the Bank shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Bank has the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Bank shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Bank’s rights or the Secured Obligations under this Pledge Agreement, under any other of the Loan Documents or under any Hedging Agreement between any Obligor and the Bank or an affiliate of the Bank.
10. Rights of the Bank.
(a) Power of Attorney. In addition to other powers of attorney contained herein, Pledgor hereby designates and appoints the Bank and each of its designees or agents as attorney-in-fact of Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:
(i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Pledged Collateral of Pledgor, all as the Bank may reasonably determine;
(ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral of Pledgor and enforcing any other right in respect thereof;
(iii) to defend, settle, adjust or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Bank may deem reasonably appropriate;
(iv) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of Pledgor;
(v) to direct any parties liable for any payment under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Bank or as the Bank shall direct;
(vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral;

(vii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of Pledgor;
(viii) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Bank may determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated herein;
(ix) to exchange any of the Pledged Collateral of Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Bank may determine;
(x) to vote for a shareholder, partner or member resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Collateral of Pledgor into the name of the Bank or into the name of any transferee to whom the Pledged Collateral of Pledgor or any part thereof may be sold pursuant to Section 9 hereof; and
(xi) to do and perform all such other acts and things as the Bank may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral.
This power of attorney is a power coupled with an interest and shall be irrevocable until all of the Secured Obligations have been satisfied in full. The Bank shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Bank in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Bank shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Bank solely to protect, preserve and realize upon its security interest in the Pledged Collateral.
(b) Assignment by the Bank. The Bank may from time to time assign the Secured Obligations or any portion thereof and/or its Lien on the Pledged Collateral or any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Bank under this Pledge Agreement in relation thereto.
(c) The Bank’s Duty of Care. Other than the exercise of reasonable care to ensure the safe custody of the Pledged Collateral while being held by the Bank hereunder, the Bank shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Pledged

Collateral, and the Bank shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgor. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Bank accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Bank shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Bank has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.
(d) Voting Rights in Respect of the Pledged Collateral.
(i) Until such time as an Event of Default shall have occurred and be continuing and the Bank shall have given Pledgor notice thereof, to the extent permitted by law, Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Loan Agreement; and
(ii) Subject to Subsection (e) of this Section, upon the occurrence and during the continuance of an Event of Default and notice from Bank to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this Subsection (d) shall cease and all such rights shall thereupon become vested in the Bank which shall then have the sole right to exercise such voting and other consensual rights.
(e) Dividend and Distribution Rights in Respect of the Pledged Collateral.
(i) So long as no Event of Default shall have occurred and be continuing and subject to Section 4(b) hereof, Pledgor may receive and retain any and all dividends (other than stock or ownership interest dividends and other dividends constituting Pledged Collateral which are addressed hereinabove), distributions or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Loan Agreement.
(ii) Upon the occurrence and during the continuation of an Event of Default:
(A) all rights of Pledgor to receive the dividends, distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this Subsection (e) shall cease and all such rights shall thereupon be vested in the Bank which shall then have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and

(B) all dividends, distributions and interest payments which are received by Pledgor contrary to the provisions of clause (A) of this paragraph (ii) shall be received in trust for the benefit of the Bank, shall be segregated from other property or funds of Pledgor, and shall be forthwith paid over to the Bank as Pledged Collateral in the exact form received, to be held by the Bank as Pledged Collateral and as further collateral security for the Secured Obligations.
(f) Release of Pledged Collateral. The Bank may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted.
11. Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of any Pledged Collateral, when received by the Bank in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in the Loan Agreement, and Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Bank shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Bank’s sole discretion, notwithstanding any entry to the contrary upon any of its books and records.
12. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Bank employs counsel to prepare or consider amendments, waivers or consents with respect to this Pledge Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Pledge Agreement or relating to the Pledged Collateral, or to protect the Pledged Collateral or exercise any rights or remedies under this Pledge Agreement or with respect to the Pledged Collateral, then the Pledgor agrees to promptly pay in accordance with the Loan Agreement any and all such reasonable documented costs and expenses of the Bank, all of which costs and expenses shall constitute Secured Obligations hereunder.
13. Continuing Agreement.
(a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Secured Obligations have been satisfied in full. Upon the occurrence of all of the Secured Obligations being satisfied in full, this Pledge Agreement shall be automatically terminated and the Bank shall, upon the request and at the expense of the Pledgor, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgor evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

(b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Bank as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Bank in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.
14. Amendments; Waivers; Modifications. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in the Loan Agreement.
15. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Bank hereunder, to the benefit of the Bank and its successors and permitted assigns; provided, however, that the Pledgor may not assign its rights or delegate its duties hereunder without the prior written consent of the Bank, as required by the Loan Agreement.
16. Notices. All notices required or permitted to be given under this Pledge Agreement shall be in conformance with the Loan Agreement or the Guaranty, as applicable.
17. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.
18. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Pledge Agreement.
19. WAIVER OF DEFENSES. PLEDGOR WAIVES EVERY PRESENT AND FUTURE DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH PLEDGOR MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY THE BANK IN ENFORCING THIS PLEDGE AGREEMENT. PROVIDED THE BANK ACTS IN GOOD FAITH, PLEDGOR RATIFIES AND CONFIRMS WHATEVER THE BANK MAY DO PURSUANT TO THE TERMS OF THIS PLEDGE AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK GRANTING ANY FINANCIAL ACCOMMODATION TO THE DEBTOR.
20. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT

AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT NOTHING IN THIS PLEDGE AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE BANK FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION, AS SET FORTH ABOVE. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
21. WAIVER OF JURY TRIAL. THE BANK AND PLEDGOR, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS PLEDGE AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT, ANY OF THE OTHER OBLIGATIONS, THE COLLATERAL, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH THE BANK AND PLEDGOR ARE ADVERSE PARTIES, AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK GRANTING ANY FINANCIAL ACCOMMODATION TO THE PLEDGOR.
22. Severability. If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.
23. Entirety. This Pledge Agreement, the other Loan Documents and any Hedging Agreement between any Obligor and the Bank or any affiliate of the Bank represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to this Pledge Agreement, the other Loan Documents, any such Hedging Agreement, or the transactions contemplated herein and therein.

24. Survival. All representations and warranties of the Pledgor hereunder shall survive the execution and delivery of this Pledge Agreement, the other Loan Documents and any Hedging Agreement between any Obligor and the Bank or any affiliate of the Bank, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Loan Agreement.
25. Marshalling. The Bank shall not be under any obligation to marshall any assets in favor of Pledgor or any other Person or against or in payment of any or all of the Secured Obligations.
26. Subordination and Postponement of Subrogation Rights. Pledgor hereby subordinates any right of subrogation, indemnity, reimbursement or contribution against the issuer of any Pledged Collateral or any other Obligor arising on account of any disposition of or other realization on the Pledged Collateral by the Bank pursuant to Section 9 to the rights and interests of the Bank in the Pledged Collateral and agrees that it shall not attempt to exercise or realize on any such rights until all of the Secured Obligations have been satisfied in full.
27. Conflicts. To the extent that any provision of this Pledge Agreement is inconsistent with or conflicts with any provision of the Loan Agreement, the provision of the Loan Agreement will control.
Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.
[Signatures follow on the next page.]

“Pledgor”	ARGYLE SECURITY, INC., a Delaware corporation

By:
Donald F. Neville
Chief Financial Officer

“Bank”	THE PRIVATEBANK AND TRUST COMPANY, an Illinois state bank

By:
Nate Palmer, Associate Managing Director

EXHIBIT A
Stock Certificate No. 18 representing 119.0064 shares of Common Stock, $1.00 par value, of ISI Security Group, Inc.

EXHIBIT B

STOCK POWER
FOR VALUE RECEIVED,                                 does hereby sell, assign and transfer unto                                           ,                                                                                      (                     ) Shares of the Capital Stock, par value $0. _____  per share, of                                , a                       corporation, represented by Certificate number                      , standing in the name of the undersigned on the books of said Company.
The undersigned does hereby irrevocably constitute and appoint                      as attorney to transfer the said stock on the books of said Company, with full power of substitution in the premises.
Dated:                     , 200

By:

Name:
Title:

IMPORTANT: The signature to this Power must correspond with the name as written upon the face of the certificate in every particular without alteration or any change whatever.

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